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                                                                 EXHIBIT 10.11.1

Hewlett-Packard Company
5301 Stevens Creek Boulevard
PO Box 58059
Santa Clara, California 95052-8059

January 1, 1996
1996 Agreement #: 57AIR

DAISYTEK
500 NORTH CENTRAL EXPRESSWAY
FIFTH FLOOR
PLANO TX 75074
Customer ICN: 1988

Dear DAISYTEK,

In HP's quest to simplify the contracting and negotiating process, your 1996 HP Agreement and Addendum is based substantially on your 1995 Agreement and Addendum.

In fact, the text of the 1995 Agreement, Addendum and Exhibit L as negotiated between HP and you is carried forward and repeated in 1996, except for those modifications indicated in this letter. All other terms and conditions of your 1995 Agreement remain unchanged.

Included with this letter are the new companion documents which form a part of your 1996 Agreement, the Operations Policy Manual, Product Acquisition and Resale Categories and Product Exhibits.

Amendments to your U.S. Reseller Agreement:

Section 2.A.3
Status Change: Modify to read as follows:

"Undergo a merger, acquisition, consolidation or other reorganization with the result that any entity controls 50 percent or more of Reseller's capital stock or assets after such transaction; or "

Section 10
Price Adjustments; Price Protection: Deleted and moved to the Operations Policy Manual (OPM) as modified.

Section 16
Reseller Record Keeping: Modify to read as follows:

"HP or HP's designate will be given prompt access during normal business hours, either on sight or through other means specified by HP to Reseller's customer records of account specifically related to HP Products as HP believes are reasonably necessary to verify and audit Reseller's compliance with this Agreement".

Amendment to your U.S. Supplies Reseller Addendum:

Section 3.H
Reseller Responsibilities: Deleted and moved as modified to the HP Product Acquisition and Resale Categories.





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Amendment to your U.S. Office Machine Distributor Addendum:

Section 3.I
Distributor Responsibilities: Deleted and moved as modified to the HP Product Acquisition and Resale Categories.

Amendment to your U.S. Consumer Products Distributor Addendum:

Section 3.F
Distributor Responsibilities: Deleted and moved as modified to the HP Product Acquisition and Resale Categories.

Signature Page:

Change effective date to 3/1/96 and the expiration date to 2/28/97.



AUTHORIZED SIGNATURES                HEWLETT-PACKARD COMPANY

/s/ Mark C. Layton                   /s/ Sue Weatherman
Authorized Signature                 Sue Weatherman, Reseller Contracts Manager

Mark C. Layton                       3/1/96
Typed Name                           Date

President
Title

2/12/96
Date